UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 1, 2013
Date of Report (date of earliest event reported)

iPARTY CORP.
(Exact name of registrant as specified in its charter)

Commission file number 001-15611

DELAWARE	76-0547750
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

270 Bridge Street, Suite 301, Dedham, MA	02026
(Address of Principal Executive Offices)	(Zip Code)

(781) 329-3952
(Registrant’s Telephone No., including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On April 1, 2013, iParty Corp. (the “Company”) issued a press release concerning the conclusion of the go-shop period under the Agreement and Plan of Merger (the “Merger Agreement”), dated March 1, 2013, by and among the Company, Party City Holdings Inc., a Delaware corporation (“Party City”) and Confetti Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Party City.  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Additional Information and Where You Can Find It

In connection with the proposed transaction, on March 15, 2013, the Company filed a preliminary proxy statement on Schedule 14A.  In addition, the Company will file with the SEC a definitive proxy statement on Schedule 14A and relevant documents.  Investors and security holders of iParty Corp. are urged to read all relevant documents filed with the SEC, including the preliminary proxy statement, and when available, the definitive proxy statement, because they contain important information about iParty Corp. and the proposed transaction. The preliminary proxy statement, the definitive proxy statement (when available) and any other documents filed by iParty Corp. with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by iParty Corp. by contacting David Robertson, Chief Financial Officer at 781-355-3770. Investors and security holders are urged to read the preliminary proxy statement, definitive proxy statement (when available) and the other relevant materials before making any voting or investment decision with respect to the proposed transaction.

The Company and its directors and certain executive officers may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the transaction. Information regarding the directors and executive officers and their respective interests in the Company by security holdings or otherwise is included in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and information concerning all of iParty’s participants in the solicitation will be included in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the SEC’s web site at http://www.sec.gov and from the iParty Investor Relations Web Site, at http://www.iParty.com.

Item 9.01                     Financial Statements and Exhibits

(d) Exhibits

99.1      Press Release, dated April 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iPARTY CORP.
(Registrant)

April 1, 2013

By: /s/ Sal Perisano
Sal Perisano
Chairman of the Board and Chief Executive Officer

Exhibit List

99.1	Press Release, dated April 1, 2013.